Exhibit 99.1


9:41
DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
VIEW
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
URGENT SERVICES
SOS
DIAL 911
SIREN

THE REVOLUTION IS HERE:
AI-Powered Preventative Personal Security

Our Bond - NASDAQ: OBAI

2026-11-13 Webinar: Q3 Business Update

Forward-looking Statements Disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption “Item 1A. Risk Factors” in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this presentation, except as required by law.

Objective:
Review Q3 financial results and provide a business update

Agenda

- Q3 Business Update
- Q3 Financial Results
- Summary
- Q&A

BOND BUSINESS UPDATE

A Differentiated Platform Gaining Traction Across Global Markets

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Bond Business Status

1. TAM: $438 B ✅
2. Product/Service works as designed ✅
3. Proven ability to sell to the largest corporations in the world ✅
   - And now also to cities
4. Economics of the business: high margin low CAC ✅
5. Competition: no observed direct competitors ✅
   - Moat: capital, technology, operational excellence, security expertise
6. Growth: major investments made in 2026 and strong indications of growth in corporate and city markets ✅
7. Cash to fund growth: has consistently been available ✅

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THE PERSONAL SECURITY GAP

A $438 Billion Safety, Security, and Peace-Of-Mind Market

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The Problem:
Too Early To Dial 911 when we feel unsafe

- When your employee, Lisa, leaves the office, she is one of 40% of U.S. adults (100M+) who would be afraid to walk alone at night (Gallup).
- Lisa has a 5 minute walk – to her car, to the subway, or home.
- She feels unsafe, but it is too early to dial 911 since Lisa is not in an emergency.
- This is a peace-of mind problem.



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The Problem:
Too Late To Complete A 911 Call

- When Lisa notices that the wrong person is approaching her, he is already 30 feet away.
- That's 2 seconds for a running man.
- Lisa cannot complete a 911 call in 2 seconds
- According to the Bureau of Justice Statistics, there were more than 560,000 rape or sexual assault victimizations in the U.S. in 2024.
- Victims often cannot complete a 911 call or push a panic button, and pushing a panic button will not get help there in time.



When facing an assailant - It is too late to complete a 911 call

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HOW DOES BOND ADDRESS THESE PROBLEMS

Creating a New Paradigm

A solution that is differentiated and proven, handling over 1.25M security service requests and 10,000 emergency & life saving cases

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The Unique Bond Solution



9:41
DASHBOARD
LOCATION SERVICES
Hi Mark,
in Brooklyn, NY
VIEW
PREVENTATIVE SERVICES
Ready An Agent
Put agent on standby until I feel safe
Track Me On The Go
Track me until I reach my destination
Send Me A Car
Request a ride to a place where I feel safe
Roadside Assistance
Bond coordinates roadside help for you
LIVE
Video Monitor Me
Instantly video-monitor me if I'm feeling uneasy
Security Check
Schedule Bond to check on you or loved ones
Telemedicine
Connect to a doctor by phone or video
Bodyguard
Schedule a physical bodyguard for me
SECURITY AGENT
Chat
Call
Video
URGENT SERVICES
911
DIAL 911
SIREN

Informational Services

Preventative Services

Pay Per Use Services

Urgent Services

Addressing The Problem:
When You Feel Unsafe But It Is Too Early To Dial 911

1. Lisa clicks the Video Monitor Me button
2. Within 5 seconds, she gets a Bond Personal Security Agent on her screen- a personal security companion
3. We look after Lisa preventatively – before an emergency


PARKING


PREVENTATIVE SERVICES
Ready An Agent
Put agent on standby until I feel safe
Track Me On The Go
Track me until I reach my destination
LIVE
Video Monitor Me
Instantly video-monitor me if I'm feeling uneasy
Security Check
Schedule Bond to check on you or loved ones
SECURITY AGENT
Chat
Call
Video


P1

With Bond you are never alone

bond

Summary:

In 99% of cases, Lisa is safe thanks to Bond deterrence




P1

Bond has already deterred in hundreds of cases – to date, all successful

Bond is Transforming Personal Safety

Until Bond, numerous attempts fell short of a successful solution that's

1. Effective
2. Affordable
3. Scalable
4. Privacy Preserving

Why Bond Is Difficult to Replicate

- High Barriers to Entry: Significant capital investment, time and operational expertise required.
- Proprietary Technology & Infrastructure: Unique combination of AI-powered technology, 24/7 Command Centers, trained security professionals and real-time intervention capabilities.
- Proven Track Record & Market Validation: More than 1.25 million service requests, over 10,000 emergency interventions and demonstrated ability to secure major corporations and municipalities.
- Scalability & Competitive Advantage: Established infrastructure capable of supporting growing populations and expanding into new markets without proportionate increases in operating costs.

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Business Model

- ✓ Business-to-Business (B2B): contracts with some of the largest corporations
- ✓ Business-to-Government-to-Consumer (B2G2C): contracts with cities offering Bond to residents
- ✓ Business-to-Business-to-Consumer (B2B2C): contracts with large organizations offering Bond to their consumers
- ✓ Direct-to-Consumer (DTC): available for individual purchase

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Bond Customers Include

- 1 of 3 largest global Retailers
- 1 of 3 largest global Telecommunications Companies
- 1 of 3 largest global Credit Card Companies
- 1 of 3 largest global Smartphone Companies
- 1 of 3 largest global Media & Entertainment Companies
- 1 of 3 largest global Private Equity Companies
- 1 of 3 largest global Venture Capital Companies
- 1 of 3 largest global Employers
- 1 of 3 largest global Revenue Generating Companies
- 1 of 3 largest global Sports Apparel Companies
- As well as banks, airlines, insurance companies, healthcare companies, hospitals, real estate agencies, cities, universities and more

Reality: Bond customers offer the service to all type of employees:

Commuters, store employees, nurses, lone workers, work from home employees, travelers, executives … and their families

Third-Party Validation That Drives Customer Adoption

1. Third-Party Research Validates Measurable Benefits: The report concludes that Bond's services help reduce the frequency and severity of security incidents while enhancing employee engagement and delivering measurable economic value.
2. The World's Largest Companies Are Adopting Bond: Leading global corporations and municipalities are increasingly recognizing the value of Bond's preventative personal security services.
3. Validation Is Accelerating Business Growth: Proven results and growing institutional adoption are strengthening Bond's competitive position, accelerating customer acquisition, and driving increased business momentum.

Big Four Accounting Firm Research Concludes:
Reduced Frequency and Severity of Security Incidents
Enhanced Employee Engagement

$181–$280
Estimated Annual Benefit per Employee

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Bond Is Positioned For Accelerating Customer Adoption

Proven customer success and third-party validation can help bridge the gap to mainstream market adoption



EARLY MARKET
THE CHASM
MAINSTREAM MARKET
Bond Today
TECH ENTHUSIASTS
VISIONARIES
PRAGMATISTS
CONSERVATIVES
SKEPTICS
INNOVATORS
2.5%
EARLY ADOPTERS
13.5%
EARLY MAJORITY
34%
LATE MAJORITY
34%
LAGGARDS
16%

THE POTENTIAL GROWTH INFLECTION POINT

- Higher Conversion: More prospects become customers
- Faster Sales: Shorter sales cycles
- Larger Contracts: Greater deal sizes and customer expansion
- Scalable Growth: More revenue to reinvest in expansion

Customer References + Third-Party Validation → Faster Adoption → Accelerating Growth

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Recent Business Momentum

- ✓ **Municipal (B2G2C):** Citywide agreement funding Bond for approximately 270,000 residents (June 2026) and a definitive agreement with the City of Jerusalem covering approximately 10,000 municipal employees (August 2026)
- ✓ **Real Estate:** Watson Realty Corp. made Bond standard for every agent, companywide (September 2026)
- ✓ **Market Demand:** At GSX 2026, Bond met visitors from more than 1,000 corporations and government agencies, and more than 50 organizations with 10,000+ employees each expressed interest (September 2026)
- ✓ **B2B:** Closed deal with S&P 500 Financial Technology company in order to protect all Executives and all at-risk employees
- ✓ **Launch A New Growth Engine**: pioneering a paradigm of Continuous Adaptive Protection (CAP) for Executives and their families: Bond introduces a new model of 24/7 executive and family protection that adapts to individual needs, budget and circumstances—without requiring the constant presence of physical security personnel. To spearhead the initiative, Bond added a former U.S. Secret Service Special Agent with private sector executive with extensive executive protection experience.
- ✓ **Strong Municipal Adoption and Expanding Growth Opportunity:** Approximately 60% adoption among residents introduced to Bond's city-funded personal security program, 12x the industry average. Expansion underway through local schools, discussions with approximately 20 cities across France and Israel, and new outreach to U.S. municipalities.

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THIRD QUARTER FINANCIAL RESULTS

Strong subscription growth, increasing bookings, and expanding recurring revenue demonstrate momentum in Bond's business model

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Q3 Financial Highlights

Subscription growth, bookings and deferred revenue reinforce the scalability of Bond's model

41%
Subscription revenue growth
YoY | +40% sequentially

$2.5M
Quarterly revenue
+19% sequentially

$3.1M
Quarterly bookings
+19% year over year

$1.2M
Deferred revenue
More than 2× since year-end

~$10M ARR
Annual recurring revenue

$4.7M net loss
Compared with $4.8M in Q2

Balance sheet strengthened
Post-quarter debt conversion and up to $10M PIPE

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Strengthening Bond's Financial Foundation

Strategic financial realignment improves the balance sheet, simplifies the capital structure, and positions Bond for its next phase of growth

Financial Metric	Before	After
Senior Secured Debt – Total Balance	$7,878,149.32	$0
Other Debt Converted To Equity	$803,940.82	$0
Annual Cash Interest Expense	$836,557.43	$0
Accrued Unpaid Dividend Obligations	$499,632.65	$0
Redeemable Preferred Stock (Stated Value)	$6,761,310	$0
Outstanding Warrants (Total Shares)	399,400	4,171

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Strengthening the Balance Sheet and Advancing Nasdaq Compliance

A clearer path toward positive stockholders' equity and continued Nasdaq listing

September 30, 2026	We are ~$3M away from targeted
-$17.0M	**+$2.5M**
Stockholders' deficit	Minimum stockholders' equity*

Nasdaq Compliance Strategy:

- Received formal notice from Nasdaq on November 2, 2026, confirming that Bond has regained compliance with the minimum bid price requirement following its 1-for-20 reverse stock split on October 19, 2026.
- Pursue transfer from the Nasdaq Global Market to the Nasdaq Capital Market.
- Closing in on the Nasdaq Capital Market's $2.5 million stockholders' equity standard.
- Work toward satisfying applicable listing requirements ahead of the January 11, 2027 compliance deadline.
- Target completion of the transfer during Q4 2026, subject to Nasdaq approval and remaining requirements.

bond

*Factoring the recent capital realignment vis-à-vis the balance sheet on Sept 30 and steps that we are working on.

2027 COST REDUCTIONS & GROWTH OUTLOOK

Leveraging AI and existing infrastructure to accelerate positive cash flow

~$6M

Annualized cost reduction

Over 30% of operating cost structure

+50%

Projected 2027 revenue growth

Versus anticipated 2026 performance

$100M+

Invested in global infrastructure

Built to support scalable growth

HOW THE SAVINGS ARE ACHIEVED

- **~$3M recurring annual savings** — AI, automation and improved operating efficiency
- **~$3M nonrecurring expenses eliminated** — One-time 2026 costs not expected to recur in 2027
- **Scalable operating model** — Growth without proportionate increases in staffing or costs
- **Additional revenue opportunity** — Large-scale enterprise wins excluded from the current forecast

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SUMMARY

Personal Security For All

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Summary

Strong Fundamentals, Financial Progress and Significant Growth Potential

PROVEN PLATFORM & LARGE MARKET	AI-powered preventative personal security addressing a $438B market, supported by global operations and high barriers to entry.
COMMERCIAL VALIDATION	Adoption by leading corporations and cities, reinforced by independent research demonstrating measurable customer benefits.
Q3 GROWTH MOMENTUM	Subscription revenue +41% year-over-year; $3.1M in bookings; deferred revenue more than doubled since year-end.
STRONGER FINANCIAL FOUNDATION	Debt and financing obligations substantially reduced; planned AI-driven efficiencies support a lower operating cost structure.
SCALABLE GROWTH OPPORTUNITY	Expanding pipeline, recurring revenue and existing infrastructure position Bond to pursue growth without proportionate cost increases.

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QUESTION & ANSWER SESSION

For any additional questions, please contact InvestorRelations@ourbond.com

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THANK YOU!

NASDAQ: OBAI